EXHIBIT 10.2

                                    AGREEMENT

                                       FOR

                                  OFFICE LEASE

                                 By and Between

                       GATEWAY PROPERTY DEVELOPMENT, LLC,

                                    Landlord,

                                       and

                              STARCRAFT CORPORATION

                                     Tenant,

                             dated February 15, 2003








Prepared by: Rand W. Nilsson, BARNES & THORNBURG, 121 West Franklin Street, Suite 200, Elkhart, Indiana 46516.

                                     AGREEMENT FOR
                            PROFESSIONAL OFFICE LEASE

AGREEMENT FOR OFFICE LEASE.....................................................1
ARTICLE I RENT.................................................................1
   1.1.     Rent...............................................................1
   1.2.     Base Rent..........................................................1
   1.3.     Operating Charges..................................................1
   1.4.     Security Deposit...................................................2
   1.5.     Insurance and Real Estate Taxes....................................2
ARTICLE II TENANT'S ACCEPTANCE AND USE OF PREMISES.............................3
   2.1.     Acceptance of Premises.............................................3
   2.2.     Use................................................................3
   2.3.     Tenant's Hazardous Substances......................................3
   2.4.     Landlord's Hazardous Substances....................................4
   2.5.     Maintenance, and Repair and Replacement............................4
   2.6.     Alterations........................................................5
   2.7.     Mechanic's Liens...................................................5
ARTICLE III LANDLORD'S RIGHTS..................................................5
   3.1.     Rights Reserved by Landlord........................................5
   3.2.     Utilities..........................................................6
ARTICLE IV DAMAGE-CONDEMNATION.................................................6
   4.1.     Fire or Casualty...................................................6
   4.2.     Obligations to Pay Rent............................................7
   4.3.     Condemnation.......................................................7
ARTICLE V LANDLORD'S AND TENANT'S REMEDIES.....................................7
   5.1.     Events of Default..................................................7
   5.2.     Landlord's Rights and Remedies.....................................8
   5.3.     Surrender of Possession............................................9
   5.4.     Landlord's Performance of Tenant's Obligations.....................9
   5.5.     Non-Waiver.........................................................9
   5.6.     Tenant's Obligations...............................................9
ARTICLE VI WAIVER OF CLAIMS AND INDEMNIFICATION: RIGHT OF RECOVERY
ON INSURANCE...................................................................9
   6.1.     Insured Claims.....................................................9
   6.2.     Uninsured Claims..................................................10
   6.3.     No Liability of Landlord..........................................10
   6.4.     Landlord's Indemnity..............................................11
   6.5.     Insurance Coverage................................................11
ARTICLE VII TITLE MATTERS.....................................................12
   7.1.     Non-Disturbance Agreement.........................................12
   7.2.     Subordination of Lease............................................12
   7.3.     Assignment and Subletting.........................................12
   7.4.     Covenant Against Liens............................................13
   7.5.     Covenant of Quiet Enjoyment.......................................13
ARTICLE VIII TRANSFER OF LANDLORD'S INTEREST IN BUILDING AND LEASE............13
ARTICLE IX OPTION TO RENEW....................................................13
ARTICLE X OPTION TO PURCHASE..................................................14

ARTICLE XI GENERAL............................................................15
   11.1.       Notices........................................................15
   11.2.       Brokers........................................................16
   11.3.       General........................................................16
ARTICLE XII FORCE MAJEURE.....................................................16
ARTICLE XIII FORUM............................................................17
ARTICLE XIV EARLY TERMINATION.................................................17
EXHIBIT A DESCRIPTION OF PROPERTY..............................................1
EXHIBIT B DESCRIPTION OF COMMON AREA...........................................1
EXHIBIT C MEMORANDUM OF LEASE (WITH PURCHASE OPTION)...........................1

                                    AGREEMENT
                                       FOR
                                  OFFICE LEASE

     Gateway Property Development, LLC, an Indiana limited liability company ("Landlord"), hereby leases to Starcraft Corporation, an Indiana corporation ("Tenant"), and Tenant hereby accepts, subject to the terms and conditions of this Lease, that certain real estate, all improvements thereon, all appurtenances thereto, and all easements inuring to the benefit thereof (collectively, the "Property"), together with the use in common with the public of the easements, drives, parking, and other common areas (collectively, "Common Areas"). The Property is generally described in Exhibit A, and the Common Areas are generally described in Exhibit B. The term of this Lease shall be three (3) years (the "Term") commencing on February 15, 2003 and ending on February 14, 2006. The Term is subject to extension and early termination as provided in Articles IX, X and XIV hereof. In consideration of the mutual covenants herein contained, Landlord and Tenant covenant and agree as follows:

                                   ARTICLE I
                                      RENT

     1.1.Rent. Tenant shall pay and/or reimburse Landlord payments required under this Lease (collectively, "Rent"). All Rent shall be paid when due, without notice or demand, without relief from valuation and appraisement laws, and with reasonable attorney's fees (as provided in Article V hereof).

     1.2. Base Rent.  Tenant shall pay to Landlord Base Rent for the Term in the
total  sum  of   $231,828.00,   as  follows,   commencing   February   15,  2003
("Commencement Date"):

         February 15, 2003 - February 14, 2004                $6,250/month

         February 15, 2004 - February 14, 2005                $6,438/month

         February 15, 2005 - February 14, 2006                $6,631/month

     1.3. Operating Charges. Tenant shall pay, as additional Rent, the Property's Operating Charges. "Operating Charges" shall mean the expenses reasonably incurred by Landlord or Tenant in the ownership and operation of the Property, such as: gas, water, sewer, electricity and other utility charges, premiums and other charges for insurance; maintenance and repair of the Property; property taxes; groundskeeping; landscaping; snow removal; Common Area fees and any Association Fees; and HVAC. Operating Charges shall not include expenses of a capital nature, including, but not limited to, capital improvements, capital repairs, capital equipment, and capital tools which, under generally accepted accounting principles, are not regarded as operating or maintenance expenses, such as: roof, outside walls, foundation, and structural portions of the Property, and the exterior of the building on the Property ("Building"). If the exact amounts of Operating Charges are not available at the expiration of the Lease, and if, in Landlord's reasonable estimation, Tenant's estimated payments have not been sufficient to cover Tenant's actual Operating Charges then the balance shall be due and payable concurrently with the final installment of Base Rent due hereunder, or, at Landlord's option, such payment shall be postponed until such amounts are determined. Tenant's obligation to make such payments shall survive the expiration or termination of this Lease.

     1.4. Security Deposit. Tenant shall pay, upon the execution of this Lease, the additional sum of $6,250.00 as security for the faithful performance of, and compliance with, all of the terms, covenants and conditions in the within Lease contained, it being expressly understood and agreed that if the Tenant fails to comply with each and every one of the terms, covenants and conditions of this Lease, or surrenders said Property without written consent of the Landlord, or is dispossessed therefrom or abandons same prior to the expiration of this Lease, then, and in that event, the said sum of $6,250.00, herein deposited as security, shall belong to the Landlord as fixed, liquidated and agreed damages in payment of such disbursements, costs and expenses which Landlord may undergo for the purpose of regaining possession of said Property. The parties agree to treat said deposit as liquidated damages, in payment of such costs, disbursements and expenses sustained, because the parties hereto cannot ascertain the exact amount of costs, disbursements and expenses that they may have been put to, and that the same shall not in any manner be considered as payment for any Rent due or to become due by reason of these presents, or in any manner release the Tenant from Rent to be paid, or from any of the obligations herein assumed, by the Tenant. Landlord at its election may also apply the security deposit provided for herein against the total damages resulting from a breach of the terms of this Lease by Tenant. If, however, all terms, covenants and conditions are fully complied with by the Tenant, then, and in that event, the security shall be returned to the Tenant on surrender of the Property in a good state and condition, reasonable use and ordinary wear and tear thereof and damage by fire and other casualty excepted, at the expiration or termination of this Lease.

     1.5. Insurance and Real Estate Taxes. The Tenant shall pay when due all current real estate taxes levied or assessed against the leased Property during the Term, as additional Rent. Tenant agrees to reimburse Landlord for the real estate taxes and special assessments, if any, that are due and payable for the Property during the Term, even though some of such taxes may be for time periods prior to the Term. Tenant shall have the right to contest any real estate tax increases which affect Tenant, which contest shall be at the expense of Tenant and shall not affect or delay the payment by Tenant of any increase in taxes. Landlord shall be kept advised if Tenant decides to contest such tax increases and agrees to cooperate with Tenant in the same. Tenant shall also reimburse Landlord for its premiums on insurance policies required by this Lease, including insurance for perils such as fire and extended coverage (all risk) and public liability during the Term. The real estate taxes and special assessments, and insurance premiums, shall either be paid in monthly installments or a single installment when rental payments are due, at Landlord's option. The insurance policies covering the Property shall be held by the Landlord and shall list Landlord as the insured thereunder, with the liability insurance policy listing Tenant as an additional insured.

                                   ARTICLE II
                     TENANT'S ACCEPTANCE AND USE OF PREMISES

     2.1. Acceptance of Premises. The Tenant's taking possession of all or any portion of the Property and/or Building on the Commencement Date or thereafter shall be conclusive evidence as against the Tenant that the Property was in good order and satisfactory condition when the Tenant took possession. No promise of the Landlord to alter, remodel, decorate, clean or improve the Property, and no representations respecting the condition of the Property have been made by the Landlord to the Tenant, other than as may be contained herein. Landlord shall use its best efforts to obtain the benefit of any construction contractor or supplier warranties in connection with the Building improvements. Except as provided in Section 2.2 hereof, Landlord shall be solely responsible for exterior Building and Common Area compliance with Title III of the Americans with Disabilities Act of 1990.

     2.2. Use. Tenant shall occupy and use the Property for general business office use, including all activities presently conducted by Tenant and each of its affiliates, from time to time (the "Business"). Tenant shall be solely responsible for obtaining any required licenses and permits necessary for Tenant to conduct its Business, including interior Building compliance with Title III of the Americans With Disabilities Act of 1990. Tenant shall not occupy or use the Building or permit the Building to be occupied or used for any purpose, act, or thing which is in material violation of any public law, ordinance, or governmental regulation; which may be dangerous to persons or property; or which may invalidate the Property insurance or increase the amount of premiums for any policy of insurance carried on the Building, or Property, or covering its operation or violate the terms hereof; provided, however, that if any additional amounts of insurance premiums are caused by Tenant's occupancy or use, Tenant shall pay to Landlord said additional amounts as additional Rent.

     2.3. Tenant's Hazardous Substances. Tenant shall not cause or permit any Hazardous Substances (hereinafter defined) (other than such as are customarily used in connection with the Business and are so used on the Property in such a manner and in such quantities as may be permitted by applicable laws) to be used, stored, generated or disposed of on or in the Property except in compliance with all applicable laws. Tenant shall indemnify, defend and hold Landlord harmless of, from and against any and all claims, damages, fines, judgments, clean-up, removal or restoration costs, investigation expenses, penalties, costs, liabilities or losses (including without limitation, decrease in the value of the Building or the Property, adverse impact on the marketability of the Property, and any and all sums paid for settlement of claims and reasonable attorneys', consultants' and experts' fees and expenses) arising from the presence of Hazardous Substances on or in the Property caused by Tenant or Tenant's use of the Premises, during or after the Term. "Hazardous Substances" means any substance that is toxic, ignitable, reactive or corrosive or that is regulated by any federal, state or local governmental agency, law, rule or ordinance, and includes without limitation any and all material or substances defined as "hazardous waste", "extremely hazardous waste", a "hazardous substance", a "hazardous material", or a "toxic substance" pursuant to any federal, state or local governmental agency, law, rule, regulation or ordinance, and also shall include asbestos, PCB's (polychlorinated biphenyls), oil or other petroleum products and byproducts, substances which are or may be toxic to humans, animals, plants or the environment, and any and all medical waste. Tenant shall keep the Property clean, and shall store, handle, and dispose of all waste or materials, and all refuse, in proper, safe, legal methods, and in areas designated by Landlord, if any. The obligations of Tenant under this Section 2.3 shall survive termination or expiration of the Term.

     2.4. Landlord's Hazardous Substances. Landlord represents and warrants that to the best of its knowledge, (a) the Property is not in violation of any federal, state or local law, rule ordinance relating to Hazardous Substances, and (b) that there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or threatened against the Property relating to Hazardous Substances. Landlord agrees to indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, but not limited to, reasonable attorneys' fees, consultants' fees and experts' fees which arise during or after the Lease Term as a result of any violation by it of this provision. This indemnification shall survive the termination or expiration of this Lease.

     2.5. Maintenance, and Repair and Replacement. Landlord shall maintain and make all necessary structural repairs, replacements and alterations to the Common Areas, the Building and the Property of a capital nature, including but not limited to: foundations, roofs, exterior walls, marquees, structural columns and structural beams (excluding all windows and window frames, plate glass and doors), and, maintain the exterior of the Building; provided, however, that the cost of repairing any damage to the Property caused in whole or in part by the act or neglect of Tenant, its agents, employees or invitees shall be paid by Tenant, and Landlord shall not be responsible for the maintenance or repair of any other system, fixture or structure located within the Building (such as HVAC, by way of example). Except as otherwise provided herein in Article IV and
Article VI, and except for ordinary and reasonable wear and tear excepted, Tenant shall, at its own cost and expense: keep the Building decorated, in good order and repair and in a tenantable condition; maintain in good condition and repair all electrical and plumbing fixtures and all systems, fixtures and structures installed by Tenant, and the heating, ventilating and air conditioning system serving the Building; and promptly and adequately repair all damage to the Property caused by Tenant, its agents, employees and invitees, including the replacement or repair of all damaged or broken glass, fixtures and appurtenances. Replacement or repair shall be in full compliance with all applicable laws and ordinances. If Tenant fails to make or commence to make such repairs or replacements promptly after thirty (30) days' prior written notice thereof from Landlord, Landlord may, in its sole discretion, do so and Tenant shall pay to the Landlord the cost thereof as Rent within thirty (30) days of being billed therefor. Landlord may enter the Property at all reasonable times and without disruption to Tenant's Business, upon reasonable written prior notice to Tenant to make such repairs and alterations to the Property as Landlord shall deem reasonably necessary or be required, in the presence of Tenant or its representative if Tenant so desires.

     2.6. Alterations. Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), make any materials alterations, improvements or additions to the Property. Except as provided in
Section 5.3, all alterations, improvements and additions (whether temporary or permanent in character) made by Landlord or Tenant in or upon the Property shall become Landlord's property and shall remain upon the Property at the termination of this Lease by lapse of time or otherwise, all without compensation to Tenant.

     2.7. Mechanic's Liens. In the event any mechanic's lien shall at any time be filed against the Property by reason of work, labor, services or materials performed or furnished to Tenant or to anyone holding the Property through or under Tenant, Tenant shall forthwith cause the same to be bonded or discharged of record, or contest the same, and in the latter event Tenant shall adequately assure Landlord by indemnity bond, title insurance mechanics' lien coverage, cash or surety bond in the amount of such lien, as the Landlord shall reasonably determine, as provided in Section 7.4 hereof. If Tenant shall fail to cause such lien to be discharged or bonded within thirty (30) days after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to Landlord as additional Rent on the first day of the next following month.

                                  ARTICLE III
                                LANDLORD'S RIGHTS

     3.1. Rights Reserved by Landlord. Landlord reserves and shall have the following rights, exercisable, unless otherwise herein provided, without notice, without liability to Tenant for damage or injury to person, property or Business, without being deemed an eviction or disturbance in any manner of Tenant's use or possession of the Property, and without relieving Tenant from its obligation to pay Rent when due, or from any other obligation hereunder to change the Building's name or the street address thereof; install, affix and maintain any and all signs on the exterior and/or interior of the Building; provided, however, Tenant shall have the right, at all times during the Term of this Lease, at its own expense, to erect or cause to be erected such signs upon the Property as it deems desirable, except that no exterior hanging signs shall be so erected without the consent of the Landlord, which consent shall not be unreasonably withheld. The erection and maintenance of any and all such signs shall be in conformity with the requirements of law and local regulations; to display the Property to prospective tenants at reasonable hours during the last four (4) months of the Term; and, if the Property is vacant during the Term, to decorate, remodel, repair or otherwise prepare the Property for reoccupancy; to make repairs, alterations, additions and improvements, structural or otherwise, in or to the Property or any part thereof, and any adjacent land, street or alley, so long as Landlord uses good faith efforts to maintain reasonable access to the Property for the Business of Tenant, and to minimize unreasonable interference with the conduct of Tenant's Business, as is in the least disruptive fashion reasonably available to Landlord, and provided further, that Landlord shall not materially alter the Property and/or the Common Areas from the design existing at the schematic design phase described in Exhibits A or B. Tenant, upon thirty (30) days' prior written notice, may terminate the Term of this Lease if the foregoing activities render the Property untenantable for any thirty (30) day period, and Rent shall equitable and proportionately abate if a portion of the Property is rendered untenantable for such a period by such activities.

     3.2. Utilities. Landlord has provided and will maintain (or cause others to do so) the necessary mains, conduits, lines and ducts to bring telephone, water, electricity, heat and cooling to the Property. Landlord shall under no circumstances be liable to Tenant in damages or otherwise for any interruption in service of utility services unless such is the result of Landlord's actions, and in that latter event if the Property is rendered untenantable thereby, then the Rent shall abate equitably and proportionately for such period, except that if such period is thirty (30) days or more, then Tenant at its option may thereupon terminate this Lease as provided in Section 4.1.

                                   ARTICLE IV
                               DAMAGE-CONDEMNATION

     4.1. Fire or Casualty. If the Property or Building is taken by public authorities for public use, or damaged by fire or other casualty, but in either event is not made substantially untenantable in the reasonable judgment of Landlord, then Landlord shall proceed with due diligence to repair and restore the Property, unless such damage occurs during the last three (3) months of the Term of this Lease or unless any mortgagee fails or refuses to make insurance proceeds available to Landlord for any such repairs or restoration; in either of such events Landlord shall have the right to terminate this Lease by delivery of written notice of such termination to Tenant within thirty (30) days following the damage or taking. If Landlord does not elect to terminate the Lease as hereinabove provided, it shall proceed with due diligence to repair and restore the Property. If the Building is made substantially untenantable by fire or other casualty or such public taking, then Landlord shall, no later than thirty
(30) days following the damage or taking, give Tenant a notice in writing, electing either (i) to terminate this Lease, or (ii) to repair and restore the Building, including, at Landlord's option, demolishing and rebuilding the same. If Landlord notifies Tenant of its election to repair and restore (or to demolish and rebuild) the Building, said notice shall contain Landlord's reasonable estimate of the time required to substantially complete the repair and restoration (or the demolition and repair). If such estimate states that the time so required will exceed sixty (60) days from the date of the damage or taking, then Tenant shall have the right to terminate the Term of this Lease by delivery of written notice to Landlord, not later than twenty (20) days after the date of the Landlord's notice. If Tenant fails to exercise its right to terminate this Lease, as herein provided, or if Landlord's estimate indicates that the repair and restoration (or demolition and rebuilding) can be substantially completed within sixty (60) days, this Lease shall remain in full force and effect and Landlord shall proceed with due diligence to repair and restore (or, demolish and rebuild, as the case may be), the Building. Landlord's obligations to repair and restore the Building as above provided shall be restricted to the repair or restoration of the alterations, additions or improvements, or the decoration thereof, in place on the Commencement Date of this Lease; it shall not include the repair or replacement of Tenant's furniture, fixtures or equipment, or the restoration of Tenant's alterations, additions or improvements, which shall be insured by Tenant and Tenant shall be the named insured on any such policies. For purposes of this Section 4.1 "untenantable" shall mean, not fit for the Business use intended by Tenant

     4.2. Obligations to Pay Rent. If Landlord elects to terminate this Lease, as above provided, the Term of this Lease shall expire upon the 30th day after such notice is given. Tenant shall vacate the Property and surrender the same to Landlord on or before said expiration date, and Tenant shall be entitled to receive the proceeds of its insurance on its furniture, fixtures, or equipment. Tenant's liability for Rent shall cease as of the date following such damage or taking. If all or any part of the Property is rendered untenantable by fire or other casualty and this Lease is not terminated, the Rent shall abate for that portion of the Property rendered untenantable on a per diem basis from and after the date of the fire or other casualty until substantially repaired and restored (unless the fire or other casualty was caused in whole or in part by the intentional or negligent act or failure to act of Tenant or any of Tenant's officer's, director's, employees, agents, guests, invitees, or independent contractors, in which event there shall be no Rent abatement).

     4.3. Condemnation. Tenant shall have the right to make a claim to the condemning authority for the unamortized value of any improvements, alterations or additions to the Property paid for by Tenant; provided, that no such claim shall diminish or otherwise adversely affect Landlord's award or the award of any mortgagee. Except for any claim awarded to Tenant in accordance with the next preceding sentence, Tenant hereby assigns to Landlord Tenant's interest in any condemnation award for leasehold value.

                                   ARTICLE V
                        LANDLORD'S AND TENANT'S REMEDIES

     5.1. Events of Default. Each of the following shall be an "Event of Default" or "Default":

     (a) If Tenant fails to pay any installment of Rent or any other payment of money to be paid by Tenant under this Lease, when the same is due for a period of ten (10) days after written notice from Landlord to Tenant specifying such past due date; or

     (b) If Tenant fails to observe or perform one or more of the other terms, conditions, covenants or agreements of this Lease and such failure shall continue for a period of thirty (30) days after written notice from Landlord specifying such failure (unless such failure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, in which case no Event of Default shall be deemed to exist so long as Tenant shall have commenced the same within such thirty (30) day period and shall diligently and continuously prosecute the same to completion); or

     (c) If Tenant is insolvent, makes an assignment for the benefit of creditors, admits its inability to pay its debts or takes any action towards a general compromise of its debts or a composition with its creditors; or

     (d) If all or any substantial part of the assets of Tenant, including the leasehold interest hereunder of Tenant, are attached, seized, are levied upon or come within the possession of any secured party, receiver, trustee, custodian or assignee for the benefit of creditors and such attachment, seizure, writ, warrant or levy is not withdrawn or removed within forty-five (45) days after becoming effective; or

     (e) If Tenant directly or indirectly sells, assigns, or transfers its assets other than in the ordinary course of business, or a substantial portion thereof, or sells, assigns or transfers its ownership interests or a substantial part thereof.

     5.2. Landlord's Rights and Remedies. If a Default occurs, Landlord shall have the rights and remedies provided by Indiana law and those hereinafter set forth. Landlord may terminate this Lease by giving to Tenant written notice of Landlord's election to do so, in which event the Term of this Lease (but not any other provision of this Lease) shall end, or Landlord may terminate the right of Tenant to possession of the Property without terminating this Lease by giving written notice to Tenant. Landlord may enforce the provisions of this Lease in equity or at law; and Landlord shall be entitled to recover from Tenant all the Rent for the Term, as well as all other additional sums payable by Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, and all costs and expenses, including without limitation court costs and reasonable attorneys' fees and expenses incurred by Landlord in the enforcement of its rights and remedies hereunder, without relief from valuation and appraisement laws, including such sums thereafter accruing. Solely at the option of Landlord, Landlord may declare the entire Rent for the Term immediately due and payable by acceleration thereof, and as liquidated damages Tenant shall be obligated to pay and Landlord shall be entitled to recover an amount equal to the aggregate unpaid Base Rent, for the balance of the Term. Landlord may, but shall be under no obligation (except as may be required by law), to relet the Property or any part thereof for such rent, for such time (which may be for a term less than or extending beyond the Term of this Lease) and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may make repairs, alterations and additions in or to the Property and redecorate the same to the extent deemed by Landlord reasonably necessary or desirable. Landlord may collect the rents from any such reletting and shall apply the same first to the payment of the expenses of reentry, redecoration, repair, alterations and reletting and second to the payment of Rent herein provided to be paid by Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent, if any, due and owing or as the same thereafter becomes due and payable hereunder.

     5.3. Surrender of Possession. Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession of the Property or termination of the Term of the Lease, Tenant shall surrender and vacate the Property immediately and deliver possession thereof to Landlord in clean, good and tenantable condition as in on the Commencement Date, ordinary wear and tear excepted, and subject to Landlord's compliance with its obligations under this Lease. Upon any termination, Tenant shall be entitled to remove, and at Landlord's request shall remove, Tenant's trade fixtures and Tenant shall repair all damage resulting from such removal and shall restore the Property to the condition prior to vacation. All other additions, decorations, fixtures, hardware and all improvements, temporary or permanent, in or about the Property, whether placed there by Tenant or by Landlord, shall remain Landlord's property and shall remain without compensation, allowance or credit to Tenant.

     5.4. Landlord's Performance of Tenant's Obligations. If Tenant shall default in the performance of any of its obligations hereunder and such default shall continue after the expiration of any notice or grace period herein provided in Section 5.1(b), Landlord may perform such obligation for the account and expense of Tenant, and Tenant shall reimburse Landlord therefor upon demand.

     5.5. Non-Waiver. No waiver of any agreement or condition expressed in this Lease shall be implied by any neglect of Landlord or Tenant to enforce any remedy on account of the violation of such agreement or condition if such violation be continued or repeated subsequently, and no express waiver shall affect any agreement or condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such monies.

     5.6. Tenant's Obligations. Tenant's obligations under this Article shall survive the expiration of the Term.

                                   ARTICLE VI
                      WAIVER OF CLAIMS AND INDEMNIFICATION:
                         RIGHT OF RECOVERY ON INSURANCE

     6.1. Insured Claims. Each party hereby releases, covenants not to sue, holds harmless, indemnifies, and waives all claims against the other, their affiliates, and respective Members, Managers, officers, directors, employees, contractors, agents, invitees and servants, for any liability for injury (or death) or damage to person, property or business sustained in or about the Building or Property, when and to the extent such injury or damage is covered by insurance required by this Lease. The parties mutually agree to release and relieve the other, and waive their entire right of recovery against the other for loss or damage incurring in, on or about the Premises, arising out of fire or other perils resulting from the negligence of the other party, or its agents and employees, where such damage or loss is covered by fire, extended coverage or other insurance of the party sustaining the loss or damage. This release shall apply only to the extent that such loss or damage is covered by fire, extended coverage or other insurance, regardless of whether such insurance is payable to or protects Landlord, Tenant or both parties. Nothing in this paragraph shall be construed to impose any other or greater liability on either Landlord or Tenant than would have existed in the absence of this paragraph. This release shall be in effect only so long as the applicable insurance policies contain clauses to the effect that this release shall not affect the right of the insured to recover under such policies of fire, extended coverage or other insurance of, if such clauses are not contained, this release shall not affect the right of the insured to recover under such policies.

     6.2. Uninsured Claims. Tenant hereby agrees to indemnify and hold Landlord, its officers, directors, contractors, agents, employees and servants harmless against any other claims, demands, costs and expenses of every kind and nature, including reasonable attorneys' fees for the defense thereof, arising from the matters described in Section 6.1 and which are uninsured under the requirements of this Lease, including any such claims or actions by its employees, contractors, agents, or invitees, or arising from any breach or Default on the part of Tenant in the performance of any agreement of Tenant to be performed pursuant to the terms of this Lease, or arising from any act, omission or negligence of the Tenant, its employees, servants, contractors, invitees and agents, in or about the Building or Property. In case any such claim or action is brought against Landlord, its agents, employees, servants, officers or directors, Tenant covenants to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Landlord.

     6.3. No Liability of Landlord. Landlord shall have no responsibility for loss or damage to Tenant's personal property, except any such caused by Landlord's negligent act or omission, and Landlord shall have no responsibility to insure the property of Tenant of whatever nature and wherever located, in the Building or on the Property, against any loss or damage thereto, however occasioned, it being understood and agreed that Tenant will so insure such property. Tenant agrees all property located in, upon or about the Property belonging to Tenant shall be at the Tenant's sole risk. Tenant agrees Landlord shall not be liable by reason of negligence or other cause or reason: (a) for any injury or damage either to persons or property sustained by Tenant or any other persons, due to the Property or any part thereof, any Building thereon, or any part thereof, or any appurtenances thereof, becoming out of repair; (b) occasioned by or from electricity, hot or cold water, steam, compressed air or other utility, substance or element, the appliances for the conveyance of any utilities, substances or elements, or the lack of any said utilities, substances, or elements; (c) occasioned by or from plumbing or pipes, or from sewage or sewer gas; (d) occasioned by or from plumbing or failure to run, overflow or stoppage of any pipes of any kind, connections or attachments thereto, or by or from any tank, wash stand, sink, water closet, or waste pipe or sewer, in, over, upon or about the Property or any part thereof, any buildings thereon or any part thereof, or any appurtenances thereof; (e) occasioned by or from water, snow or ice being in, upon or about the Property or any part thereof, and any Building thereon or part thereof, or any appurtenances thereof; or (f) occasioned by the owners or occupants or adjacent property; and
(g) Tenant shall indemnify and save and hold harmless Landlord from any and all such liability, claims, and/or demands therefor to the extend not fully covered by insurance.

     6.4. Landlord's Indemnity. Landlord hereby agrees to indemnify and hold Tenant, its agents, officers, directors, employees and servants harmless from and against any and all claims, demands, costs and expenses of every kind and nature, including reasonable attorneys' fees for the defense thereof, arising from any breach or default on the part of Landlord in the performance of any agreement of Landlord to be performed pursuant to the terms of this Lease. In case any such proceeding is brought against Tenant, Landlord covenants to defend such claim at its sole cost and expense by legal counsel reasonably satisfactory to Tenant.

     6.5. Insurance Coverage.

     (a) Landlord. Landlord shall obtain and maintain, during the Term of this Lease, a commercial general liability policy on the Premises in an amount not less than $1,000,000 combined single limit, and fire and extended coverage insurance, on the Building, for what Landlord believes to be its full insurable value, and Tenant shall pay or reimburse Landlord as an Operating Charge (described in Section 1.3) charges for such insurance.

     (b) Tenant. Tenant's insurance shall be primary. Tenant, at Tenant's sole cost and expense, shall obtain and maintain, for the Term of this Lease, insurance policies in form and content and amount, and issued by an insurer, reasonably acceptable to Landlord, naming Landlord as an additional insured, providing the following coverage: (i) all perils included in the classification "fire and extended coverage" under insurance industry practices in effect from time to time in the jurisdiction in which the Building is located covering the Leasehold Improvements, including its fixtures, equipment, furnishings, merchandise, alterations, improvements, and other contents, for the full replacement value of said items; and (ii) comprehensive general liability insurance (including contractual liability) which policy is to be in the minimum amount of $1,000,000.00, and in the minimum amount of $500,000.00 with respect to property damage. Tenant shall deliver to Landlord certificates of insurance with copies of each such policy or duplicate originals of each such policy upon request. Such policies shall contain a provision that each shall (i) not be cancelable and shall continue in full force and effect unless Landlord has received at least 30 days' prior written notice of such cancellation or termination, and (ii) not be materially changed without such 30 day's prior written notice to Landlord. All such insurance shall provide that the insurer shall waive its rights of recovery by way of subrogation against Landlord, its agents and employees as required by this Lease, and shall be primary. All insurance which Tenant is required to obtain and maintain in this Lease shall be endorsed with a clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all rights of recovery against any party for loss occurring to the property described herein." This Article VI shall survive termination of this Lease.

                                  ARTICLE VII
                                  TITLE MATTERS

     7.1. Non-Disturbance Agreement. If the Property or Building are subject to a mortgage, then Landlord shall, within one hundred twenty (120) days of a written request from Tenant, use good faith efforts to cause to be delivered to Tenant a Non-Disturbance Agreement duly executed and acknowledged from the holder of each such mortgage, which Agreement shall expressly recognize Tenant's rights under this Lease and provide that so long as Tenant is not in default under this Lease or any amendments thereto, Tenant's possession of the Premises and its rights and privileges under the Lease or any renewal thereto shall not be diminished or interfered with by the holder of such mortgage, or its successors or assigns.

     7.2. Subordination of Lease. This Lease and the rights of Tenant hereunder shall be and are hereby made expressly subject and subordinate at all times to the lien of any mortgage now or hereafter existing against the Property, and to all advances made or hereafter to be made upon the security thereof. Tenant agrees to execute and deliver such further instruments subordinating this Lease to a mortgage as may be requested in writing by Landlord from time to time, subject to Tenant receiving the Non-Disturbance Agreement described in Section
7.1 hereof. Tenant agrees that it will, by appropriate instrument, subordinate this Lease to any future mortgage imposed on the Property. In the event any proceedings are brought to foreclose any mortgage, Tenant will attorn to the lessor or the purchaser upon any foreclosure sale and recognize such lessor or purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver at any time any instrument to further evidence such attornment as may be requested in writing by any such lessor or holder of such mortgage and their successors or assigns.

     7.3. Assignment and Subletting. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, (i) assign, convey, encumber or mortgage this Lease or any interest under this Lease; (ii) allow any transfer of or lien upon Tenant's interest under this Lease by operation of law; (iii) sublease all or any portion of the Premises; or
(iv) permit the use or occupancy of the Premises by any party (other than Tenant, Tenant's affiliates, and their agents, employees, guests, invitees and licensees); provided, however, Tenant may assign its interest under this Lease to any 50% or more owned entity, without Landlord consent. No assignment of this Lease or sublease pursuant to the provisions of this Section 7.3 shall be effective unless and until the assignee or sublessee shall have executed an appropriate instrument, in form reasonably satisfactory to Landlord, assuming all of the obligations of Tenant hereunder to the extent of the Premises assigned or subleased, and shall have delivered a copy thereof, or an executed counterpart thereof, to Landlord.

     No sublease or  assignment  of any of Tenant's  interest  under this Lease, without Landlord's consent, shall release or discharge Tenant from any liability, whether past, present or future, under this Lease and Tenant shall remain fully liable thereunder, provided, however, that permitted assignment without Landlord consent shall thereupon release Tenant from further liability hereunder. Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease and assignment and any amendment thereto entered into pursuant to the terms of this Section 7.3. So long as Tenant is not in default hereunder, Tenant may retain all sublease lease payments. Any purported assignment or sublease made in violation of this Section 7.3 shall be null and void.

     7.4. Covenant Against Liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialman to be placed against the Property, or the Building, or any part thereof arising from work done by or on behalf of Tenant. If any such lien shall attach to the Property or any part thereof, Tenant shall immediately pay off and remove the same or if Tenant desires to contest such lien in a court of competent jurisdiction, and, in Landlord's reasonable judgment, Landlord's interest in the Property would not be materially impaired as a result thereof, then, at Landlord's election, Tenant may either file with Landlord a bond in an amount and with an independent surety satisfactory to Landlord, or Tenant may furnish a title indemnity with appropriate security to protect against an exception to title with a title insurance company designated by Landlord and in such amount and on such terms as are satisfactory to Landlord and such title insurance company.

     7.5. Covenant of Quiet Enjoyment. Landlord covenants and represents that it has full power and proper authority to execute this Lease and to grant the rights provided to Tenant hereunder and further covenants that, upon paying the Rent and keeping the agreements of this Lease on its part to be kept and performed, Tenant shall have peaceful and quiet possession of the Property and full enjoyment of all its rights herein granted for the Term of this Lease.

                                  ARTICLE VIII
              TRANSFER OF LANDLORD'S INTEREST IN BUILDING AND LEASE

     In the event of any permitted sale or other transfer of all or part of the Property by Landlord or Tenant, then such party shall be entirely freed and relieved of all agreements and obligations hereunder accruing after the date of such sale or transfer, provided, such purchaser or transferee shall have assumed and agreed to perform all agreements and obligations hereunder accruing from and after the date of such sale or transfer. The holder of a mortgage (or assignment in connection with a mortgage) shall not be deemed such an assignee, grantee or purchaser under this Section unless and until the foreclosure of the mortgage or the conveyance or transfer of Landlord's interest under this Lease in lieu of foreclosure. This Lease shall not be affected by any such assignment, conveyance or sale, and Tenant agrees to attorn to the assignee, grantee or purchaser. Tenant shall have the right to terminate the Term of this Lease upon any sale of all or substantially all of the assets of Landlord.

                                   ARTICLE IX
                                 OPTION TO RENEW

     Tenant may at its option extend the Term of this Lease for two (2) additional consecutive terms of one (1) year, in like manner and subject to the same agreements as are contained in this Lease, except that the Rent will increase. Tenant may exercise said option by giving notice of the exercise thereof in writing to Landlord not less than four (4) months prior to the expiration of the Term (or first one-year option Term, as the case may be). In the event Tenant fails to serve notice of the exercise of its option to renew this Lease as hereinafter provided, said option shall expire and be of no further force and effect. In the event Tenant exercises its option to extend the term of this Lease, the Base Rent which the Tenant shall pay during the extended Term shall be determined in accordance with the following provisions. As promptly as practicable, after the end of the initial Term, the Landlord shall compute the increase, if any, in the cost of living for the preceding Term based upon the "Revised Consumers' Price Index - Cities (1967 = 100)" (the "index"), published by the Bureau of Labor Statistics of the United States Department of Labor. The Landlord shall, within a reasonable time after obtaining the appropriate data necessary for computing such increase, give the Tenant notice of any increase so determined, and the Landlord's computation shall be conclusive and binding (but shall not preclude any adjustments which may be required in the event of a published amendment to the index figures upon which the computation was based unless the Tenant shall, within sixty (60) days after the giving of such notice, notify the Landlord of any claimed error therein). Any disputes between the parties as to any such computation shall be determined by arbitration. The Base Rent, as so determined (i.e., the Base Rent at the end of the initial Term or renewal Term, and the "increase" for the Term) shall be due and payable to the Landlord in equal monthly installments commencing with the first month of the extended Term of this Lease (any retroactive payments then being due and payable within five (5) days after the giving of such notice), and in the event of any subsequent redetermination of such amount, the adjustment thus indicated shall be made promptly between Landlord and Tenant. If publication of the Consumers' Price Index shall be discontinued, the parties shall accept comparable statistics on the costs of living for the City of Chicago, as they shall be computed and published by an agency of the United States or by a responsible financial periodical of recognized authority then to be selected by the parties or, if the parties cannot agree on a selection, by arbitration. In the event of (a) use of comparable statistics in place of Consumers' Price Index, or (b) publication of the index figure at other than monthly intervals, there shall be made in the method of computation such revisions as the circumstances may require to carry out the intent of this article, and any dispute between the parties as to the making of such adjustment shall be determined by arbitration.

                                   ARTICLE X
                               OPTION TO PURCHASE

     If Tenant has at that time in all respects fulfilled each and every obligation of Tenant to be performed under this Lease Agreement, Tenant shall have the sole and exclusive right and option to purchase the Property, at any time during any Term hereof. Upon exercise of the option, the Lease Term shall terminate as of the date of closing on the purchase. The purchase option, if it is to be exercised, must be exercised by the giving of written notice from Tenant to Landlord at the business address of Landlord herein provided. Said notice shall call for a closing at or within ninety (90) days from the date of the notice. The purchase price for the Property to be paid by Tenant to Landlord shall be $700,000.00. The entire purchase price herein stated shall be paid by Tenant to Landlord at closing, in cash or other readily available good funds. Not less than sixty (60) days prior to the date of closing, Landlord shall provide Tenant with a Phase I Environmental Assessment of the Property, addressed to Tenant (and its Lender), at Landlord's expense, performed by a firm reasonably acceptable to Tenant. The Environmental assessment must be satisfactory to Tenant. In the event the Environmental assessment reveals a condition which Tenant is unwilling to accept, Tenant shall have the option to terminate the closing and the purchase. Not less than thirty (30) days prior to the date of closing, Landlord, at its expense, shall also deliver to Tenant a title insurance commitment, issued by a title insurance company regularly doing business in Elkhart County, Indiana, and reasonably acceptable to Tenant, committing to insure merchantable fee simple title to the Property in the amount of the purchase price as herein determined, free and clear of easements, encroachments, liens, covenants, encumbrances, or other defects. Should Tenant determine defects exist in the title to said real estate, under Elkhart County, Indiana title standards, Landlord shall remove or remedy said defects within twenty (20) days. Failure of Landlord to remedy or remove or obtain title insurance over any of said defects within said period of time shall entitle Tenant to cancel the closing and purchase, or, at Tenant's option, Tenant may deduct the costs or expenses of curing such defects from the purchase price, and accept the Property subject to the same. After closing and delivery of a Warranty Deed as herein provided, Landlord shall supply Tenant with the paid-up final title insurance policy from the title commitment aforementioned. At time of closing, Landlord shall execute and deliver to Tenant its good and sufficient Warranty Deed conveying the Property in fee simple absolute. Real estate taxes shall be prorated to date of closing.

                                   ARTICLE XI
                                     GENERAL

     11.1. Notices. All notices, waivers, demands, requests or other communications required or permitted hereunder shall, unless otherwise expressly provided, be in writing and be deemed to have been properly given, served and received (a) if delivered by messenger, when delivered, (b) if mailed, on the third business day after deposit in the United States Mail, certified or registered, postage prepaid, return receipt requested, with simultaneous facsimile, confirmed receipt, or (c) if delivered by reputable overnight express courier, freight prepaid, the next business day after delivery to such courier; in every case addressed to the party to be notified as follows:

If to Landlord:

Gateway Property Development, LLC
5230 Beck Drive
Suite 3A
Elkhart, IN 46516
Attention:  Dan Brekke, President


If to Tenant:

Starcraft Corporation
1123 South Indiana Avenue
Goshen, IN 46527
(Fax) 574-1238
Attn:  Michael H. Schoeffler, President

or to such other addresses) as any party entitled to receive notice hereunder shall designate to the others in the manner provided herein for the service of notices. Rejection or refusal to accept or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed receipt.

     11.2. Brokers. Tenant represents and warrants to Landlord that Tenant has not dealt with any broker or finder in connection with this Lease, and to its knowledge, no broker or finder initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Tenant hereby indemnities and holds Landlord harmless from and against any and all claims, damages and expenses based upon or arising out of any claim by any person with whom it is ultimately determined that Tenant has dealt in violation of the foregoing representations and warranties.

     11.3. General.

     (a) Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Landlord and Tenant, but also of their respective heirs, legal representatives, successors and permitted assigns.

     (b) All of the representations, agreements and obligations of Landlord are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord unless in writing signed by Landlord.

     (c) This Lease shall be governed by and construed in accordance with the laws of the State of Indiana. If any provision or part of this Lease or the application thereof to any persons or circumstances shall, to any extent, be invalid, illegal or unenforceable, the remainder of this Lease, or the application of such provision or part to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

                                  ARTICLE XII
                                  FORCE MAJEURE

     Without limiting or being limited by any of the other provisions of this Lease, if a party to this Lease fails to perform timely any of the terms, covenants or conditions of this Lease on its part to be performed, and such failure is due in whole or in part to any strike, lockout, labor trouble, civil disorder, riot, insurrection, act of terrorism, war, accident, fire or other casualty, adverse weather condition, act of God, governmental inaction, restrictive governmental law or regulation, inability to procure materials, electricity, gas, or other fuel or water or other utilities at the Building after reasonable effort to do so, act or event caused directly or indirectly by or by default of the other party or its employees, agents, licensees, invitees or contractors, or any cause beyond the reasonable control of a party, then such party shall not be deemed in default under this Lease as a result of such failure.

                                  ARTICLE XIII
                                      FORUM

     Rights and remedies shall be cumulative, and no one of them shall be construed as exclusive of any other or of any right or remedy provided by law. Any dispute, action, or proceeding arising out of this Agreement or the transactions provided for in it, shall be brought and maintained only in the following courts of the State of Indiana: federal courts sitting in the Northern District of the State of Indiana and any State Court sitting in Elkhart County, to which such sole and exclusive jurisdiction each party irrevocably consents (both as to subject matter and personal jurisdiction of such courts) and waives all rights to a trial by jury as to all or any part of any such litigation, and any right of removal, and any right to change venue or seek preferred venue, or consolidate with any other actions.

                                  ARTICLE XIV
                                EARLY TERMINATION

     Anything to the contrary contained herein notwithstanding, Tenant may at its option (if not then in default hereunder) terminate the Term of this Lease upon not less than sixty (60) days' prior written notice to Landlord of Tenant's election to relocate its Business from Building, and the effective date thereof, whereupon Tenant shall have no further liability for Rent accruing thereafter.


     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed as of date set forth on the cover page to this Lease.

LANDLORD:

GATEWAY PROPERTY DEVELOPMENT, LLC

By: /s/ Daniel L. Brekke
   ----------------------------------
   Daniel L. Brekke, President

TENANT:

STARCRAFT CORPORATION

By: Michael H. Schoeffler
   ----------------------------------
   Michael H. Schoeffler, President

                                    EXHIBIT A
                             DESCRIPTION OF PROPERTY

[GRAPHIC SHOWING PROPERTY LAYOUT OMITTED]

                                    EXHIBIT B
                           DESCRIPTION OF COMMON AREA

[GRAPHIC SHOWING COMMON AREA OMITTED]

                                    EXHIBIT C
                   MEMORANDUM OF LEASE (WITH PURCHASE OPTION)

     Gateway Property Development, LLC (Landlord) and Starcraft Corporation (Tenant) have executed a Lease Agreement with a Term of three (3) years commencing February 15, 2003 and expiring February 14, 2006, with two (2) one-year options, together with an option to purchase, regarding the subject real estate described in Exhibit A attached hereto and made part hereof.

     Dated this ____ day of April, 2003.

                                         LANDLORD:

                                         GATEWAY PROPERTY
                                         DEVELOPMENT, LLC


                                         By:
                                            ------------------------------------
                                            Daniel L. Brekke, President

                                         TENANT:

                                         STARCRAFT CORPORATION


                                         By:
                                            ------------------------------------
                                            Michael H. Schoeffler, President

COUNTY OF ELKHART      )
                       )  SS:
STATE OF INDIANA       )


     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Daniel L. Brekke, President of Gateway Property Development, LLC, who acknowledged the execution of the foregoing Instrument on the date of its execution set forth above.

     WITNESS my hand and Seal this _____ day of ____________, 2003.


My Commission Expires:  _________          ______________________, Notary Public
                                           [SEAL]
                                           Resident of _________ County, Indiana


COUNTY OF ELKHART   )
                    )SS:
STATE OF INDIANA    )


     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Michael H. Schoeffler, President of Starcraft Corporation, who acknowledged the execution of the foregoing Instrument on the date of its execution set forth above.

         WITNESS my hand and Seal this _____ day of __________________, 2003.


My Commission Expires:  _________        ________________________, Notary Public
                                         [SEAL]
                                         Resident of ___________ County, Indiana








This instrument prepared by Rand W. Nilsson, BARNES & THORNBURG, 121 West Franklin Street, Suite 200, Elkhart, Indiana 46516.